UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2025

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On July 24, 2025, Bel Fuse Inc. ("Bel" or the "Company") issued a press release regarding results for the three and six month ended June 30, 2025.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 23, 2025, the Board of Directors of the Company (the "Board") of Bel Fuse Inc. (the "Company") adopted and approved, based on the recommendation of the Audit Committee of the Board, certain amendments to the Company’s Code of Ethics that applies to all directors, officers and employees of the Company (the "Code" or the "Code of Ethics"). The existing Code was updated by further clarifying certain of the Code’s provisions regarding compliance with applicable governmental laws, rules, and regulations as well as Company policies and procedures.

The foregoing summary of the amendments to the Code is qualified in its entirety by the full text of the amended and restated Code of Ethics, adopted and effective July 23, 2025, which is attached hereto as Exhibit 14.1, and is incorporated herein by reference. The updated Code of Ethics will also be posted in the “Investors” section of the Company’s website, www.belfuse.com, under Corporate Governance as soon as practicable.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

14.1	Bel Fuse Inc. Code of Ethics
99.1	Press Release of Bel Fuse Inc. dated July 24, 2025, related to the financial results of the Company for the three and six months ended June 30, 2025, furnished hereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2025	BEL FUSE INC.
(Registrant)

By:	/s/ Farouq Tuweiq
Farouq Tuweiq
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

14.1	Bel Fuse Inc. Code of Ethics
99.1	Press Release of Bel Fuse Inc., dated July 24, 2025, related to the financial results of the Company for the three and six months ended June 30, 2025, furnished hereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)